UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 18, 2008

SFH I ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Delaware	000-52643	20-5941535
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

3363 NE 163rd Street, Suite 706, North Miami Beach, Florida 33160
(Address of principal executive offices) (zip code)

(786) 923-0512
(Registrant's telephone number, including area code)

Copies to:
Andrea Cataneo, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 18, 2008, the Company filed a Certificate of Ownership with the Secretary of State of the State of Delaware pursuant to which the Company’s wholly owned subsidiary, Protech Global Holdings Corp., was merged with and into the Company. In connection with the merger, the Company’s name was changed from SFH I Acquisition Corp. to Protech Global Holdings Corp.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
3.1	Certificate of Ownership and filed on November 18, 2008 with the Delaware Secretary of State

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SFH I ACQUISITION CORP.

Dated: November 24, 2008	By /s/ Sanjiw Kumar SIngh
Name: Sanjiw Kumar Singh
Title: Chairman, Chief Executive Officer and President